SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2020

GRN HOLDING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	Commission File Number 000-54709	27-2616571 (I.R.S. Employer Identification Number)

1700 Seventh Avenue, Ste 2300, Seattle, WA 98101
(Address of Principal Executive Offices and Zip Code)

(425) 830-1192
(Issuer's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 7, 2020, Pinnacle Accountancy Group of Utah (a dba of Heaton & Company, PLLC) (“Pinnacle”) resigned as the Registrant’s independent principal accountant to audit the Registrant’s financial statements. Neither of Pinnacle’s audit reports for the past two years contained an adverse opinion, disclaimer of opinion or qualification concerning the Registrant’s financial statements. There have been no disagreements with Pinnacle during the Company’s two most recent fiscal years and any subsequent interim period through the date of termination.

Pursuant to Item 304(a)(3) of Regulation S-K, the Registrant provided Pinnacle with a copy of this Form 8-K, and requested Pinnacle to provide a letter addressed to the Commission whether it agrees with the Registrant’s disclosures. The letter received from Pinnacle is included as an exhibit.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

16.1	Consent Pinnacle	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated December 11, 2020

GRN HOLDING CORPORATION

By: /s/ Justin Costello

Justin Costello

Chief Executive Officer

(Principal Executive Officer)